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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                             --------------


                                FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 18, 2000
                                                        -----------------



                        SOUTHWESTERN ENERGY COMPANY
           (Exact name of registrant as specified in its charter)



               Arkansas             1 - 8246         71-0205415
      (State of incorporation     (Commission      (I.R.S. Employer
         or organization)          File Number)    Identification No.)


     1083 Sain Street, P.O. Box 1408, Fayetteville, Arkansas 72702-1408
        (Address of principal executive offices, including zip code)


                             (501) 521-1141
           (Registrant's telephone number, including area code)


                                 No Change
     (Former name, former address and former fiscal year; if changed since last report)

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Item 7.(c)  Exhibits
                                                                      Reference

       (99.1)  Press release dated December 18, 2000, announcing
       the Company's 2001 Strategy and Outlook.                       p. 3 - 6

       (99.2)  Transcript from the December 18, 2000 teleconference
       announcing the Company's 2001 Strategy and Outlook.            p. 7 - 16

       (99.3)  Slide presentation accompanying the December 18, 2000
       teleconference of the Company's 2001 Strategy and Outlook.     p. 17 - 19

Item 9.  Regulation FD Disclosures

         On December 18, 2000, Southwestern Energy Company held an audio webcast to discuss its 2001 Strategy and Outlook. The audio and the slides used during this presentation will be posted to Southwestern's website (www.swn.com) and are also furnished herewith as Exhibits 99.2 and 99.3. All of the information in the presentation is presented as of December 18, 2000, and Southwestern does not assume any obligation to update such information in the future.

Note: The information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               SOUTHWESTERN ENERGY COMPANY
                                               ---------------------------
                                                         Registrant


DATE:    December 19, 2000                     BY:  /s/ GREG D. KERLEY
     ---------------------------               ---------------------------
                                                      Greg D. Kerley
                                                 Executive Vice President
                                                and Chief Financial Officer

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